UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022 (May 31, 2022)

GUSKIN GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171636	27-1989147
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Great America Parkway, PMB 38, Ste 100

Santa Clara, CA 95054

 (Address of principal executive offices, Zip Code)

(408) 766-1511

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

GUSKIN GOLD CORP.

Form 8-K

Current Report

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 31, 2022, (made effective as of June 1, 2022) Guskin Gold Corp., (the “Company”) entered into a Service Agreement (the “Service Agreement”) with Integrity Media, Inc., a Nevada corporation (“IMI”) setting forth the terms and conditions whereby IMI will provide investor relation and other services, including, but not limited to: dedicated phone support and email response for Company shareholders and other interested parties, assistance with press release conception and distribution, financial media outreach, industry or industries, assistance in crafting and/or updating Investor Relations copy and collateral, guidance and assistance in choosing any supplemental exposure programs, assisting the Company’s use of ethical and compliant media partners, message board monitoring and general sentiment review, and general consulting and assistance in financial communication, positioning and market strategy. In exchange IMI will receive: (i) Forty-Five Thousand (45,000) restricted shares of the Company’s common stock; and (ii) $4,000 per month for the first three months of the agreement, and $5,000 per month for the fourth through sixth month of the Agreement.

The foregoing description of the Service Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On May 31, 2022, the Company and IMI, issued a press release announcing the execution of the Service Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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Item 9.01 Financial Statements and Exhibits

Exhibits:

Exhibit No.	Description

10.1	Service Agreement by and between Guskin Gold Corp. and Integrity Media, Inc.

99.1	Press Release, dated May 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GUSKIN GOLD CORP.

June 2, 2022	/s/ Naana Asante
Name: Naana Asante
Title: Chief Executive Officer

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